UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

______________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights
10.50% Series E Convertible Preferred Stock, $0.001 par value per share	CDMOP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2019, Avid Bioservices, Inc. (the “Company”) and Roger Lias, Ph.D, the Company’s former President and Chief Executive Officer, entered into a Separation Agreement and Release of Claims (the “Separation Agreement”), setting forth the terms of Dr. Lias’s previously-announced resignation from the Company. Pursuant to the terms of the Separation Agreement, following a revocation period provided for by the Separation Agreement, Dr. Lias will be entitled to receive, among other things, (i) continuation of his base salary less any applicable payroll taxes and withholdings on the Company’s regular paydays for a period of twelve months from May 7, 2019; (ii) Company provided and paid for COBRA continuation coverage for Dr. Lias and his family for a period of twelve months until May 7, 2020 or until Dr. Lias is eligible for coverage with another employer, whichever is earlier; (iii) reimbursement of up to $50,000 in relocation expenses; and (iv) a relocation bonus of $50,000. The Separation Agreement also provides that Dr. Lias will have a period of twelve (12) months following May 7, 2019 to exercise vested stock options to purchase the Company’s shares of common stock held as of that date. The Separation Agreement contains a customary a release of claims, as well other covenants, including confidentiality, non-competition and non-solicitation obligations.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s next Annual Report on Form 10-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: June 14, 2019	By: /s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer